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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  June 30, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2006, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-10N)

                        Lehman XS Trust, Series 2006-10N
                                (Issuing Entity)

                     Structured Asset Securities Corporation
              (Exact Name of Depositor as Specified in its Charter)

                          Lehman Brothers Holdings Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      333-129480               74-2440850
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      Of Incorporation)                File Number)          Identification No.)

     745 Seventh Avenue, 7th Floor
             New York, NY                                           10019
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (212) 526-7000

                                    No Change

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

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ITEM 8.01. Other Events.

     The Registrant registered issuances of Lehman XS Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-129480 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,450,577,000 in aggregate principal amount Class 1-A1A, Class 1-A1B, Class 1-A2A, Class 1-A2B, Class 1-A3A, Class 1-A3B, Class 1-A4A, Class 1-A4B, Class 2-A1, Class 2-A2, Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5, Class 1-M6, Class 1-M7, Class 1-M8, Class 1-M9, Class 2-M1, Class 2-M2, Class 2-M3, Class 2-M4, Class 2-M5, Class 2-M6 and Class 2-M7 Certificates of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-10N on June 30, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 2, 2006, as supplemented by the Prospectus Supplement, dated June 29, 2006 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 2006, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1A, Class 1-A1B, Class 1-A2A, Class 1-A2B, Class 1-A3A, Class 1-A3B, Class 1-A4A, Class 1-A4B, Class 2-A1, Class 2-A2, Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5, Class 1-M6, Class 1-M7, Class 1-M8, Class 1-M9, Class 1-M10, Class 2-M1, Class 2-M2, Class 2-M3, Class 2-M4, Class 2-M5, Class 2-M6, Class 2-M7, Class 1-X, Class 2-X, Class 1-P, Class 2-P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of mortgage loans - a pool of negative amortization adjustable rate and fixed rate, conventional, residential mortgage loans and a pool of negative amortization, conventional, residential mortgage loans - (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,459,806,217 as of June 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

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Item 9.01. Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

          (d)  Exhibits:

               1.1 Terms Agreement, dated June 28, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

               4.1 Trust Agreement, dated as of June 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

               99.2 Reconstituted Servicing Agreement, dated as of June 1, 2006, by and between Lehman Brothers Holdings Inc. and Bank of America, National Association.

               99.3 Third Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2006, and Regulation AB Compliance Addendum, dated as of February 1, 2006, by and between Lehman Brothers Bank, FSB and Bank of America, National Association.

               99.4 Reconstituted Servicing Agreement, dated as of June 1, 2006, by and between Lehman Brothers Holdings Inc. and Countrywide Home Loan Servicing Inc.

               99.5 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, and Amendment Reg AB, dated as of January 31, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

               99.6  Flow Seller's Warranties and Servicing Agreement, dated

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                     as of June 1, 2006, and Amendment Reg AB, dated as of June
                     16, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

               99.7 Reconstituted Servicing Agreement, dated as of June 1, 2006, by and between Lehman Brothers Holdings Inc. and GMAC Mortgage Corporation.

               99.8 Master Mortgage Loan Sale and Servicing Agreement dated as of June 1, 2005, and amendment dated as of August 16, 2005, and Amendment Regulation AB dated as of March 21, 2006, by and between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation.

               99.9 Reconstituted Servicing Agreement, dated as of June 1, 2006, by and between Lehman Brothers Holdings and IndyMac Bank, F.S.B.

               99.10 Seller's Warranties and Servicing Agreement, dated as of
                     September 1, 2005, by and between Lehman Capital, a division of Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

               99.11 Reconstituted Servicing Agreement, dated as of June 1,
                     2006, by and between Lehman Brothers Holdings and SunTrust Mortgage, Inc..

               99.12 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 18, 2006, by and between Lehman Capital and SunTrust Mortgage, Inc.

               99.13 Reconstituted Servicing Agreement, dated as of June 1,
                     2006, by and between Lehman Brothers Holdings and Wells Fargo Bank, N.A.

               99.14 Seller's Warranties and Servicing Agreement, dated as of
                     April 1, 2006, by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, N.A.

               99.15 Servicing Agreement, dated as of June 1, 2006, by and among
                     Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

               99.16 Securitization Servicing Agreement, dated as of June 1,

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                     2006, by and among GMAC Mortgage Corporation, as Servicer,
                     Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

               99.17 Interest Rate Cap Agreements relating to the Class 1-A2A,
                     Class 1-A3A and Class 1-A3B Certificates, respectively, each dated as of June 30, 2006, and each between Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-10N.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES CORPORATION


                                        By: /s/ Michael C. Hitzmann
                                            ------------------------------------
                                        Name: Michael C. Hitzmann
                                        Title: Senior Vice President

Date: July 14, 2006

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                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------
   1.1 Terms Agreement, dated June 28,2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

   4.1 Trust Agreement, dated as of June 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

   99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

   99.2 Reconstituted Servicing Agreement, dated as of June 1, 2006, by and between Lehman Brothers Holdings Inc. and Bank of America, National Association.

   99.3 Third Amended and Restated Flow Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2006, and Regulation AB Compliance Addendum, dated as of February 1, 2006, by and between Lehman Brothers Bank, FSB and Bank of America, National Association.

   99.4 Reconstituted Servicing Agreement, dated as of June 1, 2006, by and between Lehman Brothers Holdings Inc. and Countrywide Home Loan Servicing Inc.

   99.5 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, and Amendment Reg AB, dated as of January 31, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

   99.6 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2006, and Amendment Reg AB, dated as of June 16, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

   99.7 Reconstituted Servicing Agreement, dated as of June 1, 2006, by and between Lehman Brothers Holdings Inc. and GMAC Mortgage Corporation.

   99.8       Master Mortgage Loan Sale and Servicing Agreement dated as of
              June 1,

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              2005, and amendment dated as of August 16, 2005, and Amendment
              Regulation AB dated as of March 21, 2006, by and between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation.

   99.9 Reconstituted Servicing Agreement, dated as of June 1, 2006, by and between Lehman Brothers Holdings and IndyMac Bank, F.S.B.

   99.10 Seller's Warranties and Servicing Agreement, dated as of September 1, 2005, by and between Lehman Capital, a division of Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

   99.11 Reconstituted Servicing Agreement, dated as of June 1, 2006, by and between Lehman Brothers Holdings and SunTrust Mortgage, Inc..

   99.12 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of May 18, 2006, by and between Lehman Capital and SunTrust Mortgage, Inc.

   99.13 Reconstituted Servicing Agreement, dated as of June 1, 2006, by and between Lehman Brothers Holdings and Wells Fargo Bank, N.A.

   99.14 Seller's Warranties and Servicing Agreement, dated as of April 1, 2006, by and between Lehman Brothers Bank, FSB and Wells Fargo Bank, N.A.

   99.15 Servicing Agreement, dated as of June 1, 2006, by and among Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

   99.16 Securitization Servicing Agreement, dated as of June 1, 2006, by and among GMAC Mortgage Corporation, as Servicer, Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

   99.17 Interest Rate Cap Agreements relating to the Class 1-A2A, Class 1-A3A and Class 1-A3B Certificates, respectively, each dated as of June 30, 2006, and each between Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-10N.